SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549
                     ______________________


                            Form 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                        February 16, 1994
                        (Date of Report)



                        February 1, 1994
                (Date of earliest event reported)



                      POLAROID CORPORATION
     (Exact name of registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)


                             1-4085
                    (Commission File Number)



                           04-1734655
                (IRS Employer Identification No.)



      549 Technology Square, Cambridge, Massachusetts 02139
      (Address of principal executive offices)  (Zip Code)



                         (617) 386-2000
      (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On February 1, 1994, the Board of Directors of Polaroid Corporation amended its By-Laws by adopting Amended and Restated By-Laws, attached hereto as an Exhibit and incorporated herein by reference (the "Amended By-Laws"). The Amended By-Laws provide technical clarifications and modifications to certain sections of the By-Laws including, without limitation, (i) the notice provisions for director and stockholder meetings, (ii) certain quorum requirements for director and stockholder meetings, and
(iii) procedures to be followed by stockholders in order to bring business before a meeting or nominate directors for election.
This description of respects in which the By-Laws are amended by the adoption of the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the attached Exhibit.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POLAROID CORPORATION



                               By   :  RICHARD F. deLIMA
                               Name :  Richard F. deLima
                               Title:  Vice President, Secretary
                                       and General Counsel


Dated:  February 16, 1994

                          Exhibit Index


     By-Laws of Polaroid Corporation, as amended and restated as of February 1, 1994